UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


            Date of Report (Date of earliest reported) March 17, 2005



                           Cohesant Technologies Inc.
                           --------------------------
             (Exact name of registrant as specified in its chapter)



          Delaware                  1-13484                 34-1775913
          --------                  -------                 ----------
(State or other jurisdiction      (Commission              (IRS Employer
      of incorporation            File Number)          Identification No.)



          5845 W. 82nd Street, Suite 102
               Indianapolis, Indiana                                 46278
                                                                     -----
     (Address of principal executive offices)                      (Zip Code)




        Registrant's telephone number, including area code (317) 871-7611

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


On March 17, 2005, Cohesant Technologies, Inc. reported its operating results for the first quarter ended February 28, 2005. The Press Release is attached hereto as Exhibit 99.1


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is furnished pursuant to Item 2.02, is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of Cohesant Technologies Inc.'s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

            (c) Exhibits.



                       99.1   -   Press Release dated March 17, 2005.





                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       COHESANT TECHNOLOGIES, INC.


Date:    March 17, 2005                By:    /s/ Robert W. Pawlak
                                       ---------------------------
                                       Robert W. Pawlak,
                                       Chief Financial Officer